SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2002


                          ClearOne Communications, Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


               UTAH                 0-17219                   87-0398877
-----------------------------   ---------------         ----------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)          Identification Number)


                  1825 Research Way, Salt Lake City, Utah 84119
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 975-7200
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)



                       ----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                         ClearOne Communications, Inc.

                                    Form 8-K


Item 5.  Other Events.

     On March 19, 2002, ClearOne Communications, Inc., formerly "Gentner Communications Corporation" (the "Company" or "ClearOne"), issued a press release reporting the appointment of Andrew S. Fellows as its Vice President of Services (the "Press Release").

        The Press Release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Press Release is qualified in its entirety by reference to the Press Release.

Item 7. Financial Statements and Exhibits

         (c) Exhibits


         Exhibit No.     Description
         -----------     -----------

            99.1 Press Release of ClearOne Communications, Inc. dated March 19, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, theRegistrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CLEARONE COMMUNICATIONS, INC.
                                    (The Registrant)



                                    By:  Randall J. Wichinski
                                       -----------------------------------------
                                    Its: Chief Financial Officer

                                 EXHIBIT INDEX



         Exhibit No.     Description
         -----------     -----------

            99.1 Press Release of ClearOne Communications, Inc. dated March 19, 2002.